SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[X]	Definitive Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

GIGA-TRONICS INCORPORATED

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	Fee not required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Giga-tronics Incorporated
4650 Norris Canyon Road
San Ramon, California 94583
(925) 328-4650

August 7, 2003

To Our Shareholders:

     I cordially invite you to attend the annual meeting of Giga-tronics Incorporated shareholders to be held at 9:30 a.m. on Tuesday, September 9, 2003, at the Giga-tronics executive offices, 4650 Norris Canyon Road, San Ramon, California.

     At the meeting, you will be asked to elect five directors and ratify the appointment of independent certified public accountants. Information about these matters is set forth in the attached Notice and Proxy Statement.

     Giga-tronics counts on your continued interest, and I hope you will be able to attend the meeting. However, regardless of whether you plan to attend in person, it is important that your vote be counted. I urge you to vote your shares by signing and returning the accompanying proxy card.

Sincerely,

George H. Bruns, Jr. Chairman and Chief Executive Officer

Giga-tronics Incorporated
4650 Norris Canyon Road
San Ramon, California 94583
(925) 328-4650

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders:

     The Annual Meeting of Shareholders of Giga-tronics Incorporated will be held at 9:30 AM, local time, on Tuesday, September 9, 2003, at the Giga-tronics executive offices, at 4650 Norris Canyon Road, San Ramon, California, for the following purposes:

1.	Elect five directors for the ensuing year;

2.	Ratify the appointment of independent certified public accountants;

3.	Transact such other business as may properly come before the meeting.

     Only shareholders of record at the close of business on July 15, 2003 will be entitled to vote at this meeting, or any adjournment of this meeting.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE NUMBER YOU HOLD. PLEASE DATE, SIGN, VOTE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED, PREPAID ENVELOPE.

By Order of the Board of Directors,

Mark H. Cosmez, II Secretary
San Ramon, California August 7, 2003

Giga-tronics Incorporated
4650 Norris Canyon Road
San Ramon, California 94583
(925) 328-4650

August 7, 2003

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
to be held
September 9, 2003

     This proxy statement is submitted by the Board of Directors of Giga-tronics Incorporated (“Giga-tronics” or the “Company”), a California corporation, in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on September 9, 2003, in accordance with the notice to shareholders, and at any adjournment thereof.

     Our Board of Directors has fixed July 15, 2003 as the record date for the Annual Meeting. Only shareholders of record at the close of business on the record date are entitled to notice of and to vote at this meeting. A majority of the shares of common stock will constitute a quorum for the transaction of business at the Annual Meeting. On the record date, there were 4,693,080 shares of Giga-tronics common stock issued and outstanding. Each share outstanding on the record date is entitled to one vote as to each matter to be acted on at this meeting. However, each shareholder will be entitled to cumulate his votes in the election of directors provided that notice of an intention to cumulate votes is given at this meeting by at least one shareholder before voting for the election of directors. Under cumulative voting, a shareholder is allowed one vote per share multiplied by the number of directors to be elected and may cast the total number of votes for one nominee or may distribute the total number of votes among as many nominees as the shareholder chooses. Five directors will be elected at this meeting.

     Shares represented by properly executed proxies received by Giga-tronics will be voted at the Annual Meeting according to the instructions on the proxies. It is intended that shares represented by proxies received by Giga-tronics which are not marked to the contrary will be voted FOR all proposals included in the notice of this meeting.

     Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it at any time before its exercise. A shareholder giving a proxy may revoke it before its exercise by filing with the Secretary of Giga-tronics either an instrument revoking the proxy or a duly executed proxy bearing a later date. A proxy will be revoked automatically if the shareholder who executed it is present at the Annual Meeting and votes in person. Attendance at this meeting will not, in and of itself, constitute the revocation of a proxy. The granting of a proxy will give the proxy holder authority to cumulate votes if cumulative voting is elected.

     The approximate date on which this Proxy Statement and the accompanying form of proxy will be sent to Giga-tronics shareholders is August 7, 2003.

     In the election of directors, the candidates receiving the highest number of affirmative votes of the shares entitled to be voted for them up to the number of directors to be elected by such shares are elected. Votes against the director and votes withheld have no legal effect. Approval of a majority of the shares present or represented and voting at the Annual Meeting is required for all items submitted to the shareholders for their consideration except the election of directors. Georgeson Shareholder Communications, Inc. (Georgeson Shareholder) will be using an automated system for the tabulation of shareholder votes for Giga-tronics. With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on proposals other than the election of directors and will be counted as present for purposes of the item on which the abstention is noted, and therefore counted in the tabulation of the votes cast on a proposal with the effect of a negative vote. Broker non-votes are shares which are represented at the Annual Meeting which a broker or nominee has indicated it does not have discretionary authority to vote on with respect to a particular matter. A broker non-vote will not be counted for purposes of determining the election of directors or ratifying the selection of Giga-tronics’ independent accountants, but for other proposals generally have the effect of a negative vote.

     The Annual Report of Giga-tronics for its fiscal year ended March 29, 2003 is being mailed with this mailing of the Notice of Annual Meeting and Proxy Statement to all shareholders entitled to notice of and to vote at the Annual Meeting.

     The costs of solicitation of proxies, including the printing, handling and mailing of the proxy material, will be paid by Giga-tronics. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to beneficial owners of shares held in their names, and Giga-tronics will reimburse them for their expenses. The solicitation of proxies through this proxy statement may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of Giga-tronics and by Georgeson Shareholder. Giga-tronics has retained Georgeson Shareholder to solicit proxies for a fee of approximately $4,000, plus a reasonable amount to cover expenses. No additional compensation will be paid to directors, officers or other employees for such services.

     The executive offices of Giga-tronics are located at 4650 Norris Canyon Road, San Ramon, California 94583, and the telephone number at that location is (925) 328-4650.

PROPOSAL 1
ELECTION OF DIRECTORS

     At the Annual Meeting, five directors are to be elected to serve until the next annual meeting and until their successors are elected and qualified. The nominees of the Board of Directors for election as directors are listed below. There are no family relationships among the nominees or between any nominee and any executive officer of Giga-tronics.

Name and Principal Occupation	Director Since	Age

George H. Bruns, Jr.	1980	84

Chief Executive Officer since January, 1995, Chairman of the Board and a Director of the Company. He provided seed financing for the Company in 1980 and has been a Director since inception. Mr. Bruns is General Partner of The Bruns Company, a private venture investment and management consulting firm. Mr. Bruns is Director of Testronics, Inc. of McKinney, Texas.

James A. Cole	1994	61

General Partner of Windward Ventures, General Partner of Spectra Enterprise Associates and a Partner of New Enterprise Associates. Founder and President of Amplica, Inc. and presently a director of Vitesse Semiconductor Corp., a public company and eleven private companies including Troika Network and Astute Networks.

Kenneth A. Harvey	2002	38

President of Peak Consulting Group. Former CEO of Advanced Wireless & Telecom, Vice President and General Manager of Credence Systems Corporation. Co-founded Modulation Instruments where he served as President and CEO.

William E. Wilson	1998	63

President of Microsource, Inc. since April 2001. Before joining the Company as the President of Microsource, Inc., Mr. Wilson was the Chairman and CEO of Microwave Technology Incorporated of Fremont, CA, a producer of Microwave Devices and Amplifiers with broad application to the telecommunications and the test and measurement industries.

Robert C. Wilson	1991	83

Chairman of Wilson & Chambers, a private investment firm.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES NAMED.

INFORMATION ABOUT THE BOARD OF DIRECTORS AND
COMMITTEES OF THE BOARD

Meetings

     There were eight meetings of the Board of Directors during the last fiscal year. All of the directors attended all the regularly scheduled meetings of the Board of Directors and all the committees on which they sat.

Committees

     Giga-tronics’ Board of Directors has an Audit Committee, a Compensation Committee and a Nominating Committee.

     During fiscal 2003, the Audit Committee consisted of independent (as determined under the rules of the National Association of Securities Dealers) non-employee directors, James A. Cole, Kenneth A. Harvey and Robert C. Wilson. The Audit Committee serves to monitor the effectiveness of the independent audit, as well as the Company’s accounting, financial controls and financial reports. The Audit Committee held four meetings during the past fiscal year.

     During fiscal 2003, the Compensation Committee consisted of independent non-employee directors James A. Cole, Kenneth A. Harvey and Robert C. Wilson. The committee formulates recommendations to the Board of Directors regarding levels of compensation for management. In addition, in order to recognize the expected future contributions of key employees and provide an additional incentive for them to remain with Giga-tronics over the long-term, the Committee awards options to purchase shares of our common stock. The Compensation Committee reviews and approves all stock options and executive compensation as part of the Board of Directors meetings. The Compensation Committee met six times during the last fiscal year.

     During fiscal 2003, the Board of Directors created a Nominating Committee, which is currently comprised of independent non-employee directors James A. Cole and Robert C. Wilson. The purposes of the Nominating Committee are to recommend persons for membership on the Board and to establish criteria and procedures for the selection of new directors.

Compensation of Directors

     Each of the directors who is not employed by Giga-tronics receives an annual director’s fee of $10,000 and $1,000 for attendance at each Board of Directors meeting. Outside directors serving on committees of the Board of Directors receive $500 for attendance at each committee meeting held on a day other than a Board meeting date. From time to time, Giga-tronics makes discretionary grants of options to purchase shares of its common stock to directors in consideration for services as members of the Board they provide to Giga-tronics.

     Giga-tronics has entered into indemnification agreements with all of its officers and directors.

Compliance with Section 16(a) of the Exchange Act

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers, and holders of more than 10% of Giga-tronics’ common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission, or SEC. Officers, directors, and greater than 10% shareholders are required by SEC regulations to furnish Giga-tronics with copies of all Section 16(a) forms they file.

     Based solely on a review of the copies of such forms received by Giga-tronics, or written representations from certain reporting persons, we believe that during the fiscal year ended March 29, 2003 its officers, directors and greater than 10% shareholders complied with all applicable filing requirements.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The table below includes information as of July 15, 2003, concerning the beneficial ownership of Giga-tronics’ common stock for: each person known by Giga-tronics to own beneficially more than 5% of Giga-tronics’ outstanding common stock; each director and nominee; each executive officer named in the Summary Compensation Table below; and all directors and executive officers of Giga-tronics as a group:

	Amount and Nature		Percentage of Total
	of Beneficial		Outstanding
Name of Beneficial Owner	Ownership		Common Stock

George H. Bruns, Jr.	529,023	(1)	11.1%
4650 Norris Canyon Road San Ramon, California 94583
James A. Cole	35,719	(2)	0.8
2291 Melford Court Thousand Oaks, California 91361
Mark H. Cosmez II	85,787	(3)	1.8
4650 Norris Canyon Road San Ramon, California 94583
Kenneth A. Harvey	12,100		0.3
4650 Norris Canyon Road San Ramon, California 94583
Jeffrey T. Lum	78,364	(4)	1.7
4384 Enterprise Place Fremont, California 94538
Claudio S. Mariotta	1,922	(5)	0.0 *
4650 Norris Canyon Road San Ramon, California 94583
Robert C. Wilson	31,250	(6)	0.7
274 Catalpa Drive Atherton, California 94027
William E. Wilson	42,250	(7)	0.9
145 Sugar Creek Lane Alamo, California 94507
All executive officers and	872,504	(8)	17.9%
directors as a group (9 persons, including those above)
Laurence W. Lytton	351,450		7.5%
28 Sherwood Place Scarsdale, New York 10583

*	Less than 0.1%

(1)	Includes 260,870 shares owned by the Bruns Trust, 170,000 registered in the names of Mr. Bruns’ son and daughter, 22,163 shares owned by The Bruns Company, 19,740 shares owned directly and 56,250 shares issuable under options exercisable within 60 days of July 15, 2003.

(2)	Includes 13,125 shares issuable under options exercisable within 60 days of July 15, 2003.

(3)	Includes 34,000 shares issuable under options exercisable within 60 days of July 15, 2003.

(4)	Includes 25,000 shares issuable under options exercisable within 60 days of July 15, 2003.

(5)	Mr. Mariotta is no longer an employee of the Company.

(6)	Includes 11,250 shares issuable under options exercisable within 60 days of July 15, 2003.

(7)	Includes 36,250 shares issuable under options exercisable within 60 days of July 15, 2003.

(8)	Includes 192,125 shares issuable under options exercisable within 60 days of July 15, 2003.

EXECUTIVE COMPENSATION

Summary of Compensation

     The following table provides information concerning compensation paid or accrued by the Company, to or on behalf of Giga-tronics’ chief executive officer and each of the four other most highly compensated executive officers during the last fiscal year ended March 29, 2003, and for the fiscal years ended March 30, 2002 and March 31, 2001:

Summary Compensation Table

	Annual Compensation					Long-Term Compensation

						Number of
						Securities	All Other
Name and	Fiscal			Other Annual		Underlying Options/	Compensation
Principal Position	Year	Salary($)	Bonus	Compensation		SARs(#)(1)	($)(2)

George H. Bruns, Jr.	2003	$145,384	—	—		—	$1,730
Chairman and	2002	$172,308	—	—		—	$1,885
Chief Executive Officer	2001	$126,154	—	—		—	$2,000

Mark H. Cosmez II	2003	$104,808	—	—		—	$2,620
Vice President, Finance	2002	$118,430	—	—		8,000	$2,908
CFO & Secretary	2001	$118,846	—	—		—	$2,971

Jeffrey T. Lum	2003	$120,981	—	$7,200	(3)	—	$1,935
President,	2002	$130,659	$7,810	$7,200	(3)	10,000	$1,374
ASCOR, Inc.	2001	$146,116	$15,562	$7,200	(3)	—	$2,100

Claudio S. Mariotta(4)	2003	$126,534	—	—		—	$2,841
President, Giga-tronics	2002	$168,618	—	—		12,500	$4,145
Instrument Division	2001	$133,125	—	—		7,500	$3,328

William E. Wilson	2003	$143,468	—	$7,202	(5)	—	$2,863
President,	2002	$140,819	—	$6,925	(5)	50,000	$1,371
Microsource, Inc.	2001	$12,750	—	—		7,500	—

(1)	Stock options granted under Giga-tronics’ 2000 Stock Option Plan.

(2)	Represents contributions made by Giga-tronics to its 401(k) Plan which match in part the pre-tax elective deferral contributions included under Salary made to the 401(k) plan by the executive officers.

(3)	Other compensation for Mr. Jeffrey T. Lum represents the use of a company automobile.

(4)	Mr. Mariotta is no longer an employee of the Company.

(5)	Mr. Wilson became an employee of Giga-tronics in April 2001. Other compensation in 2003 and 2002 for Mr. Wilson represents a car allowance.

Options Exercises and Fiscal Year End Option Value Table

     The table below provides information for the executive officers named in the Summary Compensation Table, concerning the exercise of options during fiscal 2003 and unexercised options held as of the end of the fiscal year.

Aggregated Options Exercises in Last Fiscal Year
and Fiscal Year-End Options Values

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In the Money Options at
			Options at March 29, 2003 (#)		March 29, 2003(1)

	Shares Acquired
Name	on Exercise	Value Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

George H. Bruns, Jr. Chairman and Chief Executive Officer	—	—	56,250	—	—	—
Mark H. Cosmez II Vice President, Finance CFO & Secretary	—	—	29,500	8,500	—	—
Jeffrey T. Lum President, ASCOR, Inc.	—	—	22,500	7,500	—	—
Claudio S. Mariotta President, Giga-tronics Instruments	—	—	—	—	—	—
William E. Wilson President, Microsource, Inc.	—	—	23,750	41,250	—	—

1) Equal to the fair market value of the option shares on March 29, 2003 which was $1.25 per share, less the aggregate option price payable for the shares. Options are in-the-money if the market value of the shares is greater than the option exercise price.

Equity Compensation Plan Information

     The following table provides information on options and other equity rights outstanding and available at March 29, 2003.

Equity Compensation Plan Information

No. of securities
remaining available
for future issuance
under equity
	No. of securities		compensation plans
	to be issued upon	Weighted average	(excluding
	exercise of	exercise price of	securities
	outstanding option,	outstanding option,	reflected in column
Plan category	warrants and rights	warrants and rights	(a))

	(a)	(b)	(c)

Equity compensation plans approved by securities holders	528,236	$3.580	385,500
Equity compensation plans not approved by security holders	NA	NA	NA
Total	528,236	$3.580	385,500

Employment Contracts and Termination of Employment and Change-In-Control Arrangements

     Change-In-Control Arrangements

     All outstanding options will automatically accelerate and become exercisable for fully vested shares upon a change in control of Giga-tronics, whether effected through merger, sale of substantially all of Giga-tronics’ assets, the successful completion of a hostile tender offer for 30% or more of Giga-tronics’ outstanding common stock, or a change in the majority of the Board of Directors as a result of one or more contested elections for Board of Directors membership.

Compensation Committee Interlocks and Insider Participation

     For the 2003 fiscal year, the Compensation Committee was comprised of Messrs. James A. Cole, Kenneth A. Harvey and Robert C. Wilson.

     No executive officer of Giga-tronics serves as a member of the Board of Directors or compensation committee of any entity which has one or more executive officers serving as a member of Giga-tronics Board of Directors or Compensation Committee.

Audit Committee
Report of the Audit Committee

     The Audit Committee of the Board is responsible for providing independent, objective oversight of Giga-tronics’ accounting functions and internal controls. The audit committee operates under a written charter approved by the Board of Directors.

     Management is responsible for the Company’s internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit committee’s responsibility is to monitor and oversee these processes.

     In connection with these responsibilities, the Audit Committee met with management to review and discuss the March 29, 2003 financial statements. The Audit Committee also discussed, with the independent accountants, the matters required by Statement on Auditing Standards No. 61, Communication with Audit Committees. The Audit Committee also received written disclosures from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and the Audit Committee discussed with the independent accountants that firm’s independence.

     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited consolidated financial statements be included in the Company’s Annual Report (Form 10-K) for the year ended March 29, 2003 for filing with the Securities and Exchange Commission. The Committee has recommended and the Board has approved that KPMG, LLP be engaged to continue as the Company’s auditors for the current year.

Respectfully submitted,

AUDIT COMMITTEE

Robert C. Wilson, Chair
James A. Cole
Kenneth A. Harvey

Nominating Committee

     The Board of Directors maintains a Nominating Committee, which is currently comprised of Messrs. James A. Cole and Robert C. Wilson. The purposes of the Nominating Committee are to recommend persons for membership on the Board and to establish criteria and procedures for the selection of new directors. There are no procedures established to accept nominees recommended by the Company’s stockholders. The Nominating Committee did not meet during 2003.

Compensation Committee

Report on Executive Compensation

General Compensation Policy

     Giga-tronics’ executive compensation philosophy rests on two fundamental principles. First, the program is intended to provide fully competitive levels of compensation — at expected levels of performance — in order to attract, motivate and retain talented executives. Secondly, the program is intended to create an alignment of interest between Giga-tronics’ executives and its shareholders such that a significant portion of each executive’s compensation is linked directly to the creation of shareholder value.

     The Executive Compensation Program is intended to place heavy emphasis on the variable pay, which is pay that varies with performance, and less focus on fixed base salary. The incentive pay programs are intended to reward performance that is directly relevant to the Company’s short term and long term success. The three primary components of the program include base salary, annual incentive, which is performance based bonus, and long term incentives such as stock options.

Factors

     The process involved and the factors considered in the executive compensation determination for fiscal year 2003 are summarized below. It is expected that this process will remain the same in fiscal year 2004. However, the Committee may, at its discretion, apply a different set of factors in setting executive compensation in the future in order to further enhance the basic concept of “pay-for-performance”.

Base Salary

     Base salaries are based primarily on individual performance, and each individual’s role in Giga-tronics. Employees with higher levels of sustained performance over time and/or those assuming greater responsibilities will be paid correspondingly higher salaries.

     On the basis of its knowledge of the industry, this Committee believes that the base salary levels in effect for Giga-tronics’ executive officers are competitive with the companies within and outside our industry with which Giga-tronics competes for executive talent. However, the Committee did not, through one or more external salary surveys for the industry, independently confirm the specific percentiles at which the base salary levels in effect for Giga-tronics’ executive officers stood in relation to other companies in our industry.

     Salaries are reviewed annually based on individual performance, overall financial results and the general level of increases in the marketplace. Salary increases are granted within a pay-for-performance framework.

Annual Performance (Non-Stock) Based Incentive Compensation

     Giga-tronics’ annual incentive bonus plan is intended to:

•	reward key employees based upon company and individual performance,

•	motivate, and

•	provide competitive cash compensation opportunities.

     Incentive awards are paid annually in cash based upon achievement of individual performance objectives for the most recently completed fiscal year.

     There were no bonus payments earned in fiscal 2003.

Long-Term (Stock Based) Incentive Compensation

     Giga-tronics has always believed that stock ownership or stock option participation was the most effective way of aligning its management and shareholder interests. Options are generally issued at 100% of market value, for five year terms, exercisable for 25% of the total grant per year after the first year. The right to exercise options expires 60 days after termination of employment, except in case of death when an optionee’s estate would have six months to exercise.

CEO Compensation

     The CEO compensation is based on the same considerations as any other senior executive. Other compensation factors, including salary increases, incentive bonus and option participation are performance-based.

     Based upon Giga-tronics’ performance, the Compensation Committee increased Mr. Bruns’ base compensation to $200,000 annually effective March 2001. Based on the subsequent performance of the company, Mr. Bruns elected to reduce his salary to $160,000 effective July 16, 2001 and again reduce his salary to $140,000 effective July 1, 2002. The Compensation Committee reviewed and approved this election.

Deduction Limit for Executive Compensation

     Effective January 1, 1994, Section 162(m) of the Internal Revenue Code limits federal income tax deductions for compensation paid to the chief executive officer and the four other most highly compensated officers of a public company to $1 million per individual per year, but contains an exception for performance-based compensation that satisfies certain conditions.

     The 1990 Stock Option Plan was amended in 1994 to restrict the maximum number of shares of common stock for which any one participant may be granted stock options and stock appreciation rights to 200,000 shares, and the stockholders approved this amendment at the 1994 Annual Meeting. As a result, stock options granted to Giga-tronics’ executive officers with an exercise price not less than the fair market value of the underlying shares on the grant date will generally qualify as performance-based compensation which is not subject to the $1 million limitation. The 2000 Stock Option Plan reflects these same restrictions.

BY THE COMPENSATION COMMITTEE: James A. Cole Kenneth A. Harvey Robert C. Wilson

PERFORMANCE GRAPH

COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN* AMONG GIGA-TRONICS
INCORPORATED, THE S & P 500 INDEX AND THE NASDAQ TELECOMUNICATIONS STOCKS

*$100 INVESTED ON 3/27/98 OR INDEX, INCLUDING REINVESTMENT OF DIVIDENDS. FISCAL YEAR ENDING 3/29/03.

PROPOSAL 2
APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors upon recommendation of the Audit Committee has re-appointed the firm of KPMG LLP as Giga-tronics’ independent accountants for the fiscal year ending March 27, 2004 and to perform other appropriate services. We are seeking ratification by the shareholders for this appointment. In case of a negative vote, the recommendation will be reconsidered.

     Representatives of KPMG LLP are expected to be present at Giga-tronics’ Annual Meeting with the opportunity to make a statement, if they desire to do so, and they are expected to be available to respond to appropriate questions.

Audit Fees

     KPMG LLP’s fees for our fiscal 2003 were $180,000.

Financial Information System Design and Implementation Fees

     We did not incur any fees payable to KPMG LLP in fiscal 2003 with respect to financial information systems design and implementation services.

All Other Fees

     We did not incur any fees payable to KPMG for other professional services in fiscal 2003.

Independence of KPMG LLP

     Since KPMG LLP did not perform any financial information systems design and implementation or any other professional services, the audit committee did not need to consider the independence issue which might arise form such services.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF KPMG LLP.

SHAREHOLDERS’ PROPOSALS

     To be considered for presentation to the Annual Meeting of Shareholders to be held in 2004, a shareholder proposal must be received by Giga-tronics no later than June 5, 2004. To be considered for inclusion in the Giga-tronics proxy statement for its Annual Meeting of Shareholders to be held in 2004, a shareholder proposal must be received by Giga-tronics no later than April 2, 2004. Proposals should be addressed to the Corporate Secretary, Giga-tronics Incorporated, 4650 Norris Canyon Road, San Ramon, CA 94583.

     The Annual Report of Giga-tronics for the fiscal year ended March 29, 2003 is being mailed with this mailing of the Notice of Annual Meeting and Proxy Statement to all shareholders entitled to notice of and to vote at the Annual Meeting. Giga-tronics will mail the Annual Report on Form 10-K for the most recent fiscal year to any shareholder who requests a copy. Requests should be sent to the Corporate Secretary as noted above for proposals.

OTHER MATTERS

     Giga-tronics knows of no other business which will be presented at the Annual Meeting other than the proposals included in the Notice of Meeting. If any other business is properly brought before the Annual Meeting, persons appointed as proxies for the shareholders in the enclosed form will vote on these matters in accordance with their judgments. Regardless of whether you intend to be present at the Annual Meeting, you are urged to complete, date, sign and return your proxy promptly.

     The Report of the Compensation Committee, the Report of the Audit Committee, the Performance Graph and the statement of independence of Audit Committee members referred to under “Information About the Board of Directors and Committees of the Board” are not to be considered as filed with the Securities and Exchange Commission or incorporated by reference into any other filings which the Company makes with the Exchange Commission under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, nor is this information considered as proxy soliciting material. These portions of this proxy statement are not a part of any of those filings unless otherwise stated in those filings.

By order of the Board of Directors,

San Ramon, California August 7, 2003	George H. Bruns, Jr. Chairman and Chief Executive Officer

- TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE -

GIGA-TRONICS INCORPORATED
ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

George H. Bruns, Jr. and Mark H. Cosmez II, or either of them are hereby constituted and appointed the lawful attorneys and proxies of the undersigned, each with full power of substitution, to vote and act as proxy with respect to all shares of common stock of Giga-tronics Incorporated standing in the name of the undersigned on the books of Giga-tronics at the close of business on July 15, 2003 at the Annual Meeting of Shareholders to be held at 9:30 A.M., on September 9, 2003, at Giga-tronics’ principal executive offices at 4650 Norris Canyon Road, San Ramon, CA 94583, or at any adjournment or postponement thereof.

THE POWERS HEREBY GRANTED MAY BE EXERCISED BY BOTH OF SAID ATTORNEYS OR PROXIES OR THEIR SUBSTITUTES PRESENT AND ACTING AT THE ANNUAL MEETING OF SHAREHOLDERS OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF OR, IF ONLY ONE BE PRESENT AND ACTING, THEN BY THAT ONE. THE UNDERSIGNED HEREBY REVOKES ANY AND ALL PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED TO VOTE AT SAID MEETING.

1.     Elect five Directors for the ensuing year.

Nominees: (1) George H. Bruns, Jr., (2) James A. Cole, (3) Kenneth A. Harvey, (4) Robert C. Wilson, (5) William E. Wilson.

☐ FOR ALL NOMINEES LISTED (EXCEPT AS INDICATED BELOW).     ☐ WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED.

INSTRUCTION: To withhold authority to vote for one or more individual nominees, write such name or names in the space provided below.

2.     Ratify the appointment of independent certified public accountants.

☐ FOR	☐ AGAINST	☐ ABSTAIN

     (CONTINUED AND TO BE SIGNED ON OTHER SIDE)

Instructions for Voting Your Proxy

Giga-tronics Incorporated is offering stockholders of record three alternative ways of voting your proxies:

• By Telephone (using a touch-tone telephone)	• Through the Internet (using a browser)	• By Mail (traditional method)

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had returned your proxy card. We encourage you to use these cost effective and convenient ways of voting, 24 hours a day, 7 days a week.

TELEPHONE VOTING	Available only until 5:00 p.m. Eastern time on September 8, 2003

•	This method of voting is available for residents of the U.S. and Canada.

•	On a touch-tone telephone, call TOLL FREE 1-800-482-9730, 24 hours a day, 7 days a week.

•	You will be asked to enter ONLY the CONTROL NUMBER shown below.

•	Have your proxy card ready, then follow the simple instructions.

•	Your vote will be confirmed and cast as you directed.

INTERNET VOTING	Available only until 5:00 p.m. Eastern time on September 8, 2003.

•	Visit our internet voting Website at http://proxy.georgeson.com.

•	Enter the COMPANY NUMBER AND CONTROL NUMBER shown below and follow the instructions on your screen.

•	You will incur only your usual internet charges.

VOTING BY MAIL

•	Simply mark, sign and date your proxy card and return it in the postage-paid envelope.

•	If you are voting by telephone or the internet, please do not mail your proxy card.

COMPANY NAME	CONTROL NUMBER

- TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE -

3.     In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Signature(s)	Dated:	, 2003

Signature(s)

Title

Please sign exactly as the name appears printed hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by annual authorized officer. If a partnership, please sign in full partnership name by authorized person. Receipt of the Proxy statement for the meeting is hereby acknowledged.